SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2003

Daou Systems, Inc.

(Exact name of issuer as specified in charter)

DELAWARE	000-22073	33-0284454
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

412 Creamery Way, Suite 300

Exton, Pennsylvania 19341

(Address of principal executive offices)

(610) 594-2700

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99	Press release dated November 11, 2003, announcing financial results of Daou Systems, Inc. for the quarter ended September 30, 2003.

Item 12.	Results of Operations and Financial Condition.

On November 11, 2003, Daou Systems, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAOU SYSTEMS, INC.

Date: November 11, 2003	By:	/s/ John A. Roberts
John A. Roberts Acting Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99	Press release dated November 11, 2003, announcing financial results of Daou Systems, Inc. for the quarter ended September 30, 2003.

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